UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report:
November 18, 2008
(Date of earliest event reported)
PG&E CORPORATION
(Exact Name of Registrant as specified in Charter)

California	1-12609	94-3234914

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Market, Spear Tower, Suite 2400, San Francisco, CA	94105

(Address of principal executive offices)	(Zip code)
415-267-7000

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
PACIFIC GAS AND ELECTRIC COMPANY
(Exact Name of Registrant as specified in Charter)

California	1-2348	94-0742640

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Beale Street, P. O. Box 770000, San Francisco, California	94177

(Address of principal executive offices)	(Zip code)
(415) 973-7000

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On November 18, 2008, Pacific Gas and Electric Company (the “Utility”), a subsidiary of PG&E Corporation, issued $400 million principal amount of 6.25% Senior Notes due December 1, 2013 and $200 million principal amount of 8.25% Senior Notes due October 15, 2018. (For further information concerning the senior notes, refer to the exhibits attached to this report.) The proceeds from the senior notes issuance will be used for general corporate purposes and partially to repay the Utility’s outstanding 3.6% Senior Notes in the principal amount of $600 million that will mature on March 1, 2009.
Item 9.01. Financial Statements and Exhibits
Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 13, 2008 in connection with the Utility’s offering of $400,000,000 aggregate principal amount of its 6.25% Senior Notes due December 1, 2013 and $200 million principal amount of its 8.25% Senior Notes due October 15, 2018. (1)

4.1	Fifth Supplemental Indenture dated as of November 18, 2008 relating to the Utility’s issuance of $400,000,000 aggregate principal amount of its 6.25% Senior Notes due December 1, 2013 and $200 million principal amount of its 8.25% Senior Notes due October 15, 2018.

4.2	Specimen of 8.25% Senior Note due October 15, 2018 (included as Exhibit A to Fifth Supplemental Indenture filed as Exhibit 4.1).

4.3	Specimen of 6.25% Senior Note due December 1, 2013 (included as Exhibit B to Fifth Supplemental Indenture filed as Exhibit 4.1)

5.1	Opinion of Orrick, Herrington & Sutcliffe LLP regarding the legality of the notes

(1)	Certain schedules have been omitted from this exhibit. The registrants hereby undertake to furnish supplementally copies of any of the omitted schedules upon request by the Commission.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PG&E CORPORATION
Dated: November 18, 2008	By:	/s/ Linda Y.H. Cheng
LINDA Y.H. CHENG
Vice President, Corporate Governance and Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY
Dated: November 18, 2008	By:	/s/ Linda Y.H. Cheng
LINDA Y.H. CHENG
Vice President, Corporate Governance and Corporate Secretary

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 13, 2008 in connection with the Utility’s offering of $400,000,000 aggregate principal amount of its 6.25% Senior Notes due December 1, 2013 and $200 million principal amount of its 8.25% Senior Notes due October 15, 2018. (1)

4.1	Fifth Supplemental Indenture dated as of November 18, 2008 relating to the Utility’s issuance of $400,000,000 aggregate principal amount of its 6.25% Senior Notes due December 1, 2013 and $200 million principal amount of its 8.25% Senior Notes due October 15, 2018.

4.2	Specimen of 8.25% Senior Note due October 15, 2018 (included as Exhibit A to Fifth Supplemental Indenture filed as Exhibit 4.1).

4.3	Specimen of 6.25% Senior Note due December 1, 2013 (included as Exhibit B to Fifth Supplemental Indenture filed as Exhibit 4.1)

5.1	Opinion of Orrick, Herrington & Sutcliffe LLP regarding the legality of the notes

(1)	Certain schedules have been omitted from this exhibit. The registrants hereby undertake to furnish supplementally copies of any of the omitted schedules upon request by the Commission.

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